Exhibit 99

Q2 2026
INVESTOR PRESENTATION

SAFE HARBOR STATEMENT & DISCLOSURE

The statements contained in this presentation that are not historical facts are “forward-looking statements.” These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) delays in delivery and other supply chain disruptions, or increases in costs as a result of inflation or otherwise, including materials, critical components and transportation costs and shortages, the effects of tariffs on raw materials or sourced products, and labor, or changes in or unavailability of quality suppliers or transporters, including the impacts of the foregoing risks on the Company's liquidity, (2) impacts resulting from sustained or increased trade barriers and restrictions on international trade, including as a result of previously announced, and potentially new, changes to U.S. trade policy and tariffs as well as retaliatory or other tariffs imposed by other countries where the Company does business, (3) the Company's ability to recover previously paid IEEPA tariffs, (4) delays in manufacturing and delivery schedules, (5) reduction in demand for lift trucks, attachments and related parts and service on a global basis, including any cyclical reduction in demand in the lift truck industry, (6) customer acceptance of pricing, (7) customer acceptance of, changes in the costs of, or delays in the development of new products, (8) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit, or obtain financing at reasonable rates, or at all, as a result of interest rate volatility and current economic and market conditions, including inflation, (9) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, including the Uyghur Forced Labor Prevention Act (the “UFLPA”) which could impact Hyster-Yale's imports from China, as well as armed conflicts, including the Iran conflict, the Russia/Ukraine conflict, the Israel and Gaza conflict and/or the conflict in the Red Sea, and their regional effects, (10) exchange rate fluctuations, interest rate volatility and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (11) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives and restructuring programs, (12) the successful commercialization of products and technology related to the energy solutions program, (13) political and economic uncertainties in the countries where the Company does business, as well as the effects of any withdrawals from such countries, (14) bankruptcy of or loss of major dealers, retail customers or suppliers, (15) introduction of new products by, more favorable product pricing offered by or shorter lead times available through competitors, (16) product liability or other litigation, warranty claims or returns of products, (17) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (18) the ability to attract, retain, and replace workforce and administrative employees, (19) disruptions resulting from natural disasters, public health crises, political crises or other catastrophic events, and (20) the ability to protect the Company’s information technology infrastructure against service interruptions, data corruption, cyber-based attacks or network breaches.

It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).

Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results.

Forward-looking information noted in the following slides is effective as of August 5, 2026. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date.

This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

2

Q2 2026 QUARTERLY OVERVIEW

Q2 2026 FINANCIAL PERFORMANCE

Sequential improvement as stronger bookings began to translate into higher shipments

HY CONSOLIDATED			
($M)	Q2 2026	Q1 2026	VARIANCE
Revenues	$813	$795	$18
Operating Profit (Loss)	($18)	($28)	$10
Net Income (Loss)	($32)	($31)	($1)
Adjusted Operating Profit (Loss)(1)	($17)	($26)	$9
Adjusted Net Income (Loss)(1)	($30)	($29)	($1)
Adjusted EBITDA(1)	($5)	($13)	$8

(1) Adjusted Operating Profit (Loss), Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 27.

Revenue: $813M, 2% Higher QoQ

- Improved bookings began to translate into higher shipments
- Improved volumes and favorable pricing

Adjusted Operating Loss: $17M

- Operating loss improved $10M QoQ
- Gross profit above Q1 2026
  - Higher volumes, favorable pricing
  - Tariff refund of $35M offset by unfavorable capitalized material costs and $10M higher gross tariff costs
- Lower employee-related expenses, including incentive compensation

4

5 LIQUIDITY $689M WORKING CAPITAL Inventory down $149M YoY $17M CASH PROVIDED BY OPERATIONS $50M improvement vs. Q1’26 $500M DEBT Decreased $5M vs. Q1‘26 FINANCIAL RESULTS $813M REVENUE 2% improvement vs. Q1’26 $16.7M ADJUSTED OPERATING LOSS(1) $10M improvement vs. Q1’26 BOOKING IMPROVEMENTS $680M UNIT BOOKINGS VOLUME 17% vs. Q1’26 & twice Q2’25 $1.6B UNIT VALUE BACKLOG Sequential increase with ~5 months of production FINANCIAL SUMMARY Fourth consecutive quarter of booking growth 1H 2026 expected to be bottom of current lift truck market cycle Q2 showed sequential improvement in revenue, operating results and cash flow from operations KEY TAKEAWAYS – Q2 2026 Fourth consecutive quarter of bookings growth; sequential improvement in key financial metrics (1) Adjusted Operating (Loss) is a supplemental measure and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 27. QUARTERLY LIQUIDITY, CASH & BALANCE SHEET Q2 2026 Overview • $73M of Cash on hand • Working Capital improved $125M YoY ‒ Inventory improved $149M ‒ YoY eight-day reduction of days inventory outstanding • Dividends paid: ‒ Q2 2026 YTD : $13M ‒ Q2 2025 YTD: $12M Continue to adhere to long-term capital allocation priorities: • Reduce debt • Reinvest cash for profitable growth • Shareholder return Q2 2026 DEBT COMPOSITION ($M) $96 $213 $114 $47 $20 $10 ABL Term Loan Working Capital Facilities Wholesale Financing Leases Other Unused Borrowing Capacity of $223M (1) Net Debt and the ratio of Net Debt to Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 27. $500 1 4 7 10 13 16 19 100 200 300 400 500 Q1'23 Q3'23 Q1'24 Q3'24 Q1'25 Q3'25 Q1'26 N et D e b t / A d ju ste d EB ITD A N et D e b t Net Debt Net Debt / Adjusted EBITDA NET DEBT / ADJUSTED EBITDA(1) ($M) Leverage elevated due to lower earnings and tariff impacts 6 7 • Q2 2026 bookings strengthened with fourth consecutive quarter of growth • Bookings in 2026 expected to exceed 2025 • Improved booking market demand • Increased market share from expanded product portfolio • Customer acceptance of new low- intensity products aligned with market shift • Backlog continues to grow; currently ~5 months of production • Tariff-related costs remain elevated • Pricing, sourcing and product-cost actions expected to provide increasing benefit in second-half of 2026 • Tariff costs not expected to be fully- offset by mitigation and pricing actions • 2025 restructuring program: • Expected annualized benefit of $40 - $45M • Approximately half expected in the remainder of 2026 • Moderate full-year operating loss expected • Anticipated second half recovery with strongest improvement expected in latter part of 2026 • Improved demand and higher bookings expected to support increased shipments and revenue • Customer delivery schedules and sourcing transitions have delayed timing of recovery 2026 OUTLOOK: KEY DRIVERS Anticipated second half recovery with moderate full-year operating loss expected MARKET CONDITIONS & DEMAND OUTLOOK TARIFFS & COSTS FULL YEAR REVIEW COMPANY OVERVIEW & STRATEGY

DRIVE GROWTH: Deploy high-potential, high- return products and optimized parts and service support. REDUCE COSTS: Implement flexible product lines, manufacturing processes and optimized manufacturing footprint. DISCIPLINED INVESTMENTS: Prioritize capital for growth activities to accelerate recurring revenue and strengthen returns. STRATEGIC PRIORITIES TO CREATE LONG-TERM VALUE 1 2 3 9 10 GLOBAL COMMERCE DRIVING INDUSTRY GROWTH 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,088 2,160 2,380 2,462 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Est. FY26 CAGR (2016 – 2025) = 8% Significantly above trend ’21-’22 Units in thousands Americas EMEA Asia-Pacific China Trend line including China represents 7% 11-year CAGR Average Industry Size. Source: WITS* Represents annual order intake through 12/31/25 **Estimate: FY25 based on WITS information through 12/31/25 and company estimates. WITS Industry Data reported one quarter in arrears. Estimate*** * Global Lift Truck Industry Size Including China* An attractive market driven by economic activity. The more the economy grows, the more people spend, the more the lift truck market grows. 11 LIFT TRUCKS ARE INTEGRAL TO OUR LIVES From the shirt on your back to the walls around you, lift trucks are the unsung heroes behind it all—driving the global supply chain every step of the way. Increased economic activity = Lift truck market growth ATTACHMENT BUSINESS LIFT TRUCK BUSINESS 12 VISION Transforming the way the world moves materials from Port to Home. OUR VISION, OUR PURPOSE

OUR MISSION, OUR CUSTOMER PROMISES

DELIVER OPTIMAL SOLUTIONS



To understand customers applications and needs and provide optimal solutions and productivity at the lowest cost of ownership.

PROVIDE EXCELLENT CUSTOMER CARE



To never let customers down and continually increase the value of our solution offerings.

13

100+ YEARS OF INNOVATION & EXCELLENCE

Full range of optimal solutions designed to increase customer value & productivity

LIFT TRUCKS (Capacity Ranges: 2,000 – 105,000 lbs.)

ELECTRIC			INTERNAL COMBUSTION ENGINE (ICE)		ICE & ELECTRIC
COUNTERBALANCED	WAREHOUSE		COUNTERBALANCED		COUNTERBALANCED
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	CLASS 5 BIG TRUCKS: 8 to 52T



TECHNOLOGY SOLUTIONS	ENERGY SOLUTIONS	ATTACHMENT SOLUTIONS
Automation Operator Assist Telematics	Electric Hydrogen ICE	Masts Clamps Rotators, etc.







Supported by a range of Service & Parts Solutions

14

ACTIVATING GROWTH BEYOND OUR CORE

Expanding margin potential with complimentary growth accelerators

CORE BUSINESS

- 1-3.5T Counterbalanced Lift Trucks
- 4-9T Counterbalanced Lift Trucks
- Big Trucks (8-48T)

T – Ton (truck capacity)



GROWTH ACCELERATORS

High Potential Products:

- Warehouse Solutions
- Technology Solutions
- Energy Solutions
- Attachment Solutions

Optimized Support Services:

- Service Solutions
- Parts Solutions



15

TRANSFORMATION ENHANCING COMPETITIVENESS

Actions that will translate into operational improvements and tangible value creation



Customer-Focused Product Evolution

Strengthen competitive positioning and revenue growth



Operational Cost Structure Advantages

Support margin expansion and sustainable earnings potential



End-to-End Digital Enablement

Enhances lifecycle management and customer care



Commercial Go-to-Market Strategy

Expanded market participation and reoccurring revenue stream

A broad, disciplined transformation that enhances competitiveness, lowers break-even and supports sustainable value creation across cycles.

16

CUSTOMER EVOLUTION & MARKET SHIFT

Demand shift creates opportunities for next-generation lift truck portfolio

WHAT HAS CHANGED?

- Customers buy only what they need
- Unnecessary options are being eliminated
- Tighter capital budgets with unchanged demands
- Customers pushed to do more with less

RESULTS: Demand for value-oriented, application-matched trucks

HOW HY IS POSITIONED TO EXCEL

- Anticipated market shift
- Portfolio aligns with customer needs
- Multi-tier offering expands market coverage
  - Value, standard & premium tiers
- New low-intensity trucks expand reach and build scale

RESULTS: Scale and mix support higher volumes, increased share, and accretive margins

17

UNLOCKING EFFICIENCY & PROFITABLE GROWTH

Flexible lift truck platforms amplify operational performance and drive margin expansion

- Common components and manufacturing process drive global efficiencies
- Optimized manufacturing footprint enhances capacity utilization and flexibility
- Localized sourcing strengthens supply chain resilience and reduces logistics complexity
- Just-in-time production lowers inventory requirements and working capital
- Market prices with attractive margins for HY


Accelerating Shipments of Flexible Lift Truck Portfolio
2-3.5T Counterbalanced Trucks(1)
15%
20%
2025
2026 ESTIMATED
Americas
EMEA
JAPIC

Customer Benefits: Right truck, right price, right application

(1) Shown as percentage of total shipments

18

CORE BUSINESS FOUNDATIONAL TO SUCCESS

1-3.5T Counterbalance Lift Trucks

- Optimize costs to improve margins and price competitiveness
- Leverage flexible portfolio to scale profitability
- Capture replacement demand and industry shifts using electrification

4-9T Counterbalance Lift Trucks

- Expand market reach and optimize manufacturing with flexible portfolio
- Defend existing customers with disciplined pricing and targeted initiatives
- Strengthen commercial execution through improved sales participation

Big Trucks (8-48T)

- Achieve global production of flexible portfolio to improve costs
- Focus coverage in high-return markets
- Use zero-emission product mix to uplift sales
- Target global accounts to drive volume, retention and lifetime value

19

GROWTH POTENTIAL BEYOND GDP+

Evolving capabilities align with market growth elements


CORE BUSINESS

1 CORE BUSINESS

Counterbalanced lift truck product line



2 HIGH POTENTIAL PRODUCTS

Innovative technologies to enhance safety, efficiency & productivity

3 OPTIMIZED SUPPORT STRATEGY

Programs and solutions to strengthen user experience and product performance

20

GROWTH ACCELERATORS
HIGH POTENTIAL PRODUCTS

Warehouse Trucks

- Strengthen product portfolio and commercial execution to accelerate growth
- Leverage flexible product platform methodology to enhance margin performance

Technology Solutions

- Unlock growth opportunities through automated lift truck and operator assist solutions
- Generate reoccurring revenue through telemetry subscription services

Energy Solutions

- Capture incremental revenue with HY lithium-ion battery solutions
- Advance market adoption of mobile, hydrogen-powered charging solution

Attachment Solutions

- Increase market penetration in key North American industries
- Expand share with Chinese OEMs and dealers through Silver Line value offering

21

GROWTH ACCELERATORS
OPTIMIZED SUPPORT SERVICES

Service Solutions

- Increase service penetration and margins through disciplined commercial execution and lifetime customer value
- Strengthen HYCare post-purchase customer experience and fleet efficiency programs

Parts Solutions

- Capture aftermarket growth through scalable parts portfolio for pre-owned equipment
- Strengthen customer reach through digital commerce and streamlined parts sourcing

22

LONG-TERM FINANCIAL OBJECTIVES

OUR PATH TO LONG-TERM VALUE CREATION

Demand shift creates opportunities for next-generation lift truck portfolio

PROFITABLE GROWTH → FREE CASH FLOW GENERATION	LONG-TERM FINANCIAL OBJECTIVES = >20% ROTCE
Revenue Growth: GDP++	Revenue: >$5B
Operating Profit: 7% Sales	Adjusted Operating Profit & Margin: $350M / 7%
Working Capital: 15%	Cash from Operations: >$300M

(1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 27.

24

ACCRETIVE CAPITAL ALLOCATION FRAMEWORK

Generating consistent cash flows and making disciplined investments

Efficient Fixed Cost Utilization	Effective Working Capital Management	Capital Productivity

Strong Operating Cash Flow

Consistent use of cash

Routine Debt Service	Maintenance CapEx ~Equal to Depreciation
Research & Development Product Line Evolution	Reliable Dividends Reflect Business Confidence

Focus on balance sheet strength and flexibility

Excess Free Cash Flow

Reduce Leverage	Fuel Growth & Efficiency	Acquire Capabilities	Additional Shareholder Return

ROTCE Goal: >20%

25 HYSTER-YALE

A SOLID LONG-TERM INVESTMENT OPTION

Our investment thesis in three pillars

STABILITY	GROWTH	LONG-TERM VALUE
Core lift truck business tied to global goods movement Large installed base supports aftermarket and service revenue	Electrification, automation, and solutions expand addressable market Flexible product portfolio allows for participation in more segments profitably	Higher margins, stronger cash flow, disciplined capital allocation Less cyclicality and improved returns through the cycle

Lower cyclicality, higher margin & growth → stronger operating profit

26 HYSTER-YALE

APPENDIX

HYSTER-YALE

RECONCILIATIONS

Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss), Adjusted net income (loss), Net Debt and the ratio of Net Debt to Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:

- Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges.
- Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges.
- Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges.
- Working capital percentage of sales is defined as net working capital divided by annualized revenues for the quarter and the annual revenue at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable.
- Return on total capital employed ("ROTCE") is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders' equity plus average debt less average cash.
- Net Debt is defined as debt less cash.

Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages.

28 HYSTER-YALE

RECONCILIATIONS

($M)	Q2 2026	Q2 2025
Operating profit (loss)	(18.4)	(8.5)
Restructuring and impairment charges	1.7	15.7
Adjusted operating profit	($16.7)	$7.2
Net income (loss)	(31.6)	(13.9)
Restructuring and impairment charges	1.7	15.7
Income tax expense adjustment[1]	(0.4)	(4.1)
Adjusted net income (loss)	(29.5)	(2.3)

($M)	Year Ended December 31					Qtr.	Qtr.
Consolidated	**2022**	**2023**	**2024**	**2025**	**Q2 2026 LTM***	**6/30/2026**	**6/30/2025**
Reconciliation of Adjusted EBITDA							
Net income (loss) attributable to stockholders	($74.1)	$125.9	$142.3	($60.1)	($116.9)	($31.6)	($13.9)
Noncontrolling interest income (loss) and dividends	2.5	2.2	1.9	2.1	2.0	0.3	0.5
Income tax expense	9.2	52.9	74.8	15.1	13.1	8.1	0.2
Interest expense	28.4	37.3	33.8	31.2	30.6	7.8	7.9
Interest income	(1.1)	(2.6)	(2.8)	(2.7)	(3.9)	(2.1)	(0.8)
Depreciation and amortization expense	43.4	45.1	47.6	45.8	45.2	10.9	11.8
Restructuring and impairment charges[1]	—	—	22.6	38.4	25.8	1.7	15.7
Adjusted EBITDA	**$8.3**	**$260.8**	**$320.2**	**$69.8**	**($4.1)**	**($4.9)**	**$21.4**

*Q2 2026 LTM: Last Twelve Months as of 6/30/26.

(1) Tax adjustment at statutory rate of 26%.

29 HYSTER-YALE

WORKING CAPITAL PERCENTAGE OF SALES CALCULATION

	2022	2023	2024	2025	Q2 2026 LTM*
Accounts receivable	$523.6	$497.5	$488.4	$489.6	$484.8
Inventory	799.5	815.7	754.3	634.3	627.5
Accounts payable	(607.4)	(530.2)	(455.5)	(401.2)	(423.4)
Net Working Capital[1]	**$715.7**	**$783.0**	**$787.2**	**$722.7**	**$688.9**
Consolidated Revenue**	$3,548.3	$4,118.3	$4,308.2	$3,769.3	$3,251.6
Net Working Capital as % of Sales	**20%**	**19%**	**18%**	**19%**	**21%**

RECONCILIATION OF NET DEBT TO ADJUSTED EBITDA

Consolidated ($M)	2022	2023	2024	2025	Q2 2026 LTM*	Q2 2025 LTM*
Reconciliation of Adjusted EBITDA						
Debt	$552.9	$494.0	$440.7	$494.3	$500	$473.2
Cash	59.0	78.8	96.6	123.2	72.6	66.9
Net Debt	$493.9	$415.2	$344.1	$371.1	$427.4	$406.3
LTM Net Income (Loss)	($74.1)	$125.9	$142.3	($60.1)	($116.9)	$22.2
LTM Adjusted EBITDA	$8.3	$260.8	$320.2	$69.8	($4.1)	$169.8
Debt/Net Income (Loss)	**(7.5)**	**3.9**	**3.1**	**(8.2)**	**(4.3)**	**21.3**
Net Debt/Adjusted EBITDA	**59.5**	**1.6**	**1.1**	**5.3**	**(104.2)**	**2.4**

*Q2 2026 LTM: Last Twelve Months as of 6/30/26; Q2 2025 LTM: Last Twelve Months as of 6/30/25.
**Revenue for Q2 2026 is annualized

(1) Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable

30 HYSTER-YALE

RECONCILIATION OF ROTCE

($M)	2022[1]	2023[1]	2024[1]	2025[1]	Q2 2026 LTM[1]
Average Stockholders' Equity	$241.9	$288.9	$454.4	$507.6	$474.6
Average Debt	$535.2	$532.2	$476.0	$472.0	$488.1
Average Cash	($66.8)	($69.3)	($75.9)	($87.0)	($83.1)
Average capital employed	**710.3**	**751.8**	**854.5**	**892.6**	**879.6**
Net Income (Loss)	(74.1)	125.9	142.3	(60.1)	(116.9)
Plus: Interest Expense, net	27.3	34.7	31.0	28.5	26.7
Plus: Restructuring and impairment charges	—	—	22.6	38.4	25.8
Less: Income taxes on restructuring and impairment charges, net	—	—	(5.9)	(10.0)	(6.7)
Less: Income taxes on interest expense, net[2]	(6.8)	(8.7)	(8.1)	(7.4)	(6.9)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**($53.6)**	**$151.9**	**$181.9**	**($10.6)**	**($78)**
Actual return on total capital employed percentage[3]	(7.5%)	20.2%	21.3%	(1.2%)	(8.9%)

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2024, 2025 and 2026 and 25% for 2022 and 2023.
(3) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

31 HYSTER-YALE

SUPPLEMENTAL INFORMATION

HYSTER-YALE

SIGNIFICANT OPPORTUNITIES FOR HYSTER-YALE Achieve long-term targets, sustain performance, intensify cash flow focus WORKING CAPITAL % SALES(1) 0 2,000 4,000 6,000 2022 2023 2024 2025 Q2 2026 LTM* Future GDP++ ($M) 0% 5% 10% 15% 20% 25% 2022 2023 2024 2025 Q2 2026 LTM* Future 15% Target REVENUE *Q2 2026 LTM: Last Twelve Months as of 6/30/26. _____________________ Note: 2022 results negatively impacted by global supply chain disruptions (1) See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 27. ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) (20%) (10%) 0% 10% 20% 30% 2022 2023 2024 2025 Q2 2026 LTM* Future Sustain at 20%+ (4%) (2%) 0% 2% 4% 6% 8% 2022 2023 2024 2025 Q2 2026 LTM* Future 7% Target ACHIEVE TARGETS • Modular, scalable products • Customer specific solutions • Expand product portfolio • Pricing agility & cost management • Optimized production & supply • Execute growth accelerators SUSTAIN PERFORMANCE • End markets grow with global consumption • Lead in high-value product automation • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 33 0 20 40 60 2022 2023 2024 2025 Low Est. 2026 High Est. 2026 Lift Truck IT Systems Bolzoni CAPITAL EXPENDITURES R&D EXPENDITURES 2% 3% 4% 0 40 80 120 160 2022 2023 2024 2025 Est. 2026 Lift Truck Bolzoni ($M) ($M) • ~38% of total HY revenues come from new products released in the past 5 years R&D % of Revenues • 2025 capital expenditures of $63M • 2026 total estimated capital expenditures ranges from $50- $60M • Spending is dependent on production requirements and the timing of approved projects. Range DISCIPLINED CAPITAL AND R&D EXPENDITURES 34 REVENUE DIVERSIFICATION Full-line global lift truck manufacturer serving a broad group of end markets Large installed lift truck base drives parts sales ~ 1,006K units @ 12/31/25 2025 LIFT TRUCK SALES BY PRODUCT 2025 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) 2025 LIFT TRUCK DISTRIBUTION CHANNEL MIX 32% Major Accounts ICE(1) 42% Electric Units 32% 9% Service, Rental & Other Aftermarket 17% 29% Retail & Durable Goods 23% Food & Beverage 25% Logistics Industrials 23% (1) Includes Big Truck sales that represent 11% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. Independent Dealers 68% 35 INDUSTRY & HY LIFT TRUCK REVENUE Industry Unit Revenue by Region EMEA, 30% Americas, 29% China, 22% _____________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix19% Asia-Pacific/ Japan HY Unit Revenue by Region Americas, 77% EMEA, 16% ______________________ Source: Company: FY 2025 Unit Revenue Note: Units sold direct by SN JV are not included 5% Asia-Pacific/ Japan China 2% Class 1*, 26% Class 2*, 11% Class 4*, 14% Class 5*, 43% HY Unit Revenue by Class ____________________ Source: Company: FY 2025 Unit Revenues 6% Class 3* Class 1*, 26% Class 2*, 12% Class 3*, 10% Class 5*, 49% _________________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix Industry Unit Revenue by Class Class 4* 3% Hyster-Yale’s revenue weighted toward higher-value product classes 36

HY DEALER DATA As of June 30, 2026 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations Americas 10 79 16 66 29 274 12 27 67 446 EMEA 50 117 36 69 22 35 14 40 122 261 JAPIC 43 93 8 25 5 33 7 17 63 168 Total 103 289 60 160 56 342 33 84 252 875 *Maximal totals include all brands sold by dealers 37